EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     January 24, 1995                    /s/ John M. Bissell
                                        John M. Bissell


























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     January 21, 1995                    /s/ John D. Boyles
                                        John D. Boyles




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     February 2, 1995                    /s/ John C. Canepa
                                        John C. Canepa




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     January 23, 1995                    /s/ Earl D. Holton
                                        Earl D. Holton




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     February 1, 1995                    /s/ Michael J. Jandernoa
                                        Michael J. Jandernoa




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     February 7, 1995                    /s/ John P. Keller
                                        John P. Keller




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     January 24, 1995                    /s/ Jerry K. Myers
                                        Jerry K. Myers




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     February 2, 1995                    /s/ William U. Parfet
                                        William U. Parfet




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     February 20, 1995                   /s/ Percy A. Pierre
                                        Percy A. Pierre




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     February 14, 1995                   /s/ Robert L. Sadler
                                        Robert L. Sadler




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     February 20, 1995                   /s/ Peter F. Secchia
                                        Peter F. Secchia




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     February 2, 1995                    /s/ B. P. Sherwood, III
                                        B. P. Sherwood, III




























                                   EXHIBIT 24

                               POWER OF ATTORNEY




          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER;
B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1994, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


          Date                               Signature


     February 1, 1995                    /s/ David J. Wagner
                                        David J. Wagner